Item 1: Report to Shareholders

New Asia Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Looking back at our shareholder letter to you 12 months ago, and reflecting on our markets today, it all feels a bit like déjà vu. Asian markets were very strong, but we warned of a difficult period when they would begin to give ground due to interest rate fears. At the same time, we said we believed there would be opportunities for stock pickers.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
New Asia Fund	15.91%	20.14%
Far East Ex-Japan Index	12.48	15.93
MSCI All Country Asia Ex-Japan
Index	12.47	15.75
Lipper Pacific Ex-Japan Funds
Average	13.42	16.67
Please see the fund’s quarter-end returns following this letter.

The investment landscape is quite similar today. The Asian market indexes posted gains of approximately 12.5% and 16% over the past six and 12 months, respectively, and investors are again generally worried about rising interest rates and recent market weakness. We are pleased to report that despite the uncertain environment, your fund performed better than its unmanaged benchmarks and the fund’s peer group average, rising 15.91% over the six-month period and 20.14% for the last 12 months.

There are a number of reasons for this good showing. India has continued to be a fruitful place for the fund. Our holdings in real estate, textile, investment and consumer banking, hotel, and power and infrastructure companies rallied as the market “discovered” the value latent in these businesses. We also did well in owning strong consumer franchises in Hong Kong and South Korea, whose economies show signs of life after a long period of malaise. By not owning much in technology or in firms susceptible to steeply rising raw materials

BENCHMARK CHANGE

Shareholders may have noticed that in this report we compared the New Asia Fund’s results with the MSCI All Country Asia Ex-Japan Index as well as the MSCI All Country Far East Ex-Japan Index that we used previously. That’s because we believe the Asia index, which includes Indian investments, better reflects the portfolio’s current allocation. When we originally chose the Far East Ex-Japan index as the fund’s market benchmark, it seemed to be the best “fit” for the fund, but over the years, India has gradually opened up to direct foreign investment and now represents an important portfolio component. In future reports we will only show the MSCI All Country Asia Ex-Japan Index.

prices—including steel—we avoided some of the worst-performing companies in Asia, especially in Taiwan and China. We also avoided many of Asia’s largest companies, particularly those that focus on exports or are operating in mature, competitive businesses, in favor of mid-size entrepreneurial companies in more dynamic areas such as logistics. Although India, South Korea, and Taiwan were not necessarily the region’s best-performing markets, they were the markets where we distinguished ourselves in selecting companies.

MARKET PERFORMANCE
(In U.S. Dollar Terms)
Periods Ended 4/30/05	6 Months	12 Months
China	8.17%	21.35%
Hong Kong	11.45	23.10
India	11.32	13.48
Malaysia	2.73	4.90
Philippines	6.67	25.58
Singapore	8.70	20.23
South Korea	21.33	17.49
Taiwan	8.31	1.88
Thailand	13.33	12.58
Source: RIMES Online, using MSCI indexes.

The fund could have performed better if we had invested more in some of the riskier Asian markets such as China, the Philippines, and Indonesia, and less in steadier but “duller” markets such as Thailand and Malaysia. Like other emerging markets, Asia’s riskier markets experienced strong performance thanks to global investors who, in their search for marginal returns, sought out lagging higher-risk markets. We have largely avoided participating in this move, because we believe that in the longer term, the rewards are not commensurate with the risks. Specifically, as we have often mentioned in the past, we have had difficulty identifying enough companies that merit a longer-term holding.

Our media investments in India, Hong Kong, Thailand, and Malaysia did not perform as well as we expected. Some of this was due to timing disappointments, such as regulators’ foot dragging on curbing piracy or implementing reform. And in Hong Kong, for example, a few of our holdings’ management teams did not execute well and, as a result, their stocks performed poorly.

PORTFOLIO REVIEW

Last year, we wrote about our lack of enthusiasm for cyclical manufacturing companies because we thought that high steel and oil prices would begin to bite into profit margins. We were also concerned about the impact on demand for these companies’ products when China inevitably slowed down from the breakneck pace of the past few years. Looking at earnings for the past six months, it is clear that our concerns were justified. Fortunately, we chose not to reinvest in these companies last year, even after their share prices had declined—in some cases, substantially—because we felt their overall revenue and profit momentum had peaked for the current economic cycle.

SECTOR DIVERSIFICATION
Percent of		Percent of
Net Assets		Net Assets
10/31/04		4/30/05
Financials	32.0%	30.2%
Consumer Discretionary	22.8	22.5
Information Technology	15.5	15.1
Industrials and Business Services	5.4	8.5
Consumer Staples	5.9	5.9
Telecommunication Services	6.1	5.3
Energy	5.7	4.4
Utilities	2.1	2.7
Materials	2.3	1.3
Health Care	0.3	0.3
Other and Reserves	1.9	3.8
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

We removed most of the companies that are exposed to higher raw materials prices, such as oil companies ONGC and CNOOC. Raw materials prices are starting to decline, and we have been reexamining and revisiting some of the companies that suffered mightily last year. In some cases, we found little change, but in other cases, we found companies that are able to pass on cost increases because overall industry capacity in their segment is tight and customers have little or no choice but to pay more for their products. South Korean shipbuilder Hyundai Heavy is one such example and we’ve added to this holding. We think we will be able to uncover more of these opportunities. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

GEOGRAPHIC DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	10/31/04	4/30/05
South Korea	24.9%	23.5%
India	15.9	20.2
Hong Kong	15.8	14.5
Taiwan	14.1	11.5
Singapore	6.8	8.1
Malaysia	8.4	7.6
China	8.0	6.1
Thailand	2.7	4.0
Other and Reserves	3.4	4.5
Total	100.0%	100.0%

We trimmed retail and consumer holdings in Hong Kong and South Korea, especially where we saw rich valuations and believed growth momentum was starting to wane, following a particularly brilliant patch. Several examples include Amore Pacific, Giordano, and Li & Fung. We also sold Taiwan Cellular and reduced our exposure in chipmaker Taiwan Semiconductor Manufacturing. These changes resulted in a lower overall exposure in Taiwan. Although we remain fairly cautious on the overall outlook for technology companies, we have added to positions where specific trends are encouraging. Zyxel Communications, for example, is gaining market share in a consolidating environment and has a particularly attractive product.

Despite our caution about the prospects for the Chinese economy, recent industry consolidation makes us more optimistic about the operating outlook for several Chinese telecommunications companies. Specifically, we established new positions in China Unicom and China Netcom and added to our stake in China Telecom.

In Singapore, we sold the last of our positions in DBS Group and United Overseas Bank. Although they are mature businesses with little growth, we had held small positions to benefit from a return of excess capital to shareholders in the form of extraordinary dividends. However, we recently visited many other businesses, which, at first glance, seemed to have an even more mature industry profile than the banks but are positioned to benefit from significant management changes. In our view, there is more value to be extracted from companies such as Singapore Exchange, Singapore Land, Singapore Post, Singapore Technologies, Singapore Telecommunications, Yellow Pages Singapore, and Starhub Limited. We reinvested the proceeds from the bank sales into these companies, increasing our exposure in Singapore over the past six months. Interestingly, many of these new holdings have similarities. They were once state-run or state-owned companies that are now commercially focused. Another common factor is that their managements are now distributing excess cash to shareholders—instead of “diworsifying” or making unrelated acquisitions.

In Malaysia, we sold more than we bought, leading to a decline in our exposure. We sold MK Land because, contrary to our expectations, the local property market weakened. After several meetings with the management teams at Sime Darby and Telekom Malaysia, we decided to exit both of these investments. We had concerns that the market’s expectations for an operational turnaround at these firms far exceeded what they are likely to be able to achieve. We deployed some of the sale proceeds into the Singapore firms we mentioned earlier. After meeting with management at Malayan Banking, we increased our holding. We expect it will deliver at or above expectations on operational reform, and the firm is likely to reward shareholders with higher dividends. Although we came very close to throwing in the towel on Hong Leong Bank, there are signs that new management is finally starting to work on operational reforms and is receptive to increasing the dividend. We subscribed to the Bursa Malaysia IPO, the country’s principal stock exchange because we believe management is committed to increasing shareholder value and can boost returns despite a difficult market environment.

In Thailand, we added several infrastructure companies including Ratchaburi Electricity and gas firm PTT Exploration & Production. Both have steady growth profiles that are attractive in the current environment. Quarterly earnings trends continue to be very encouraging for Thai bank holdings—Bangkok Bank, Siam Commercial Bank, and Kasikornbank—though, unfortunately, share prices have not followed suit. We are still hopeful that this will be rectified as earnings continue to surprise on the upside.

Our exposure to the Indian market increased significantly during the past six months, simply due to the strong performance of many of our holdings. We also added several new companies such as housing developer Mahindra Gesco Developers as well as commodities exchange operator Financial Technologies. Although we have reexamined our individual holdings in India and feel very comfortable with their earnings prospects, we feel disquieted by the overall level of valuation and hype in the Indian market at present. We intend to lock in some profits, especially in some of the issues we have held for a number of years and where we have substantial gains.

OUTLOOK

Overall, the key tenets that have characterized your fund over the past few years remain largely intact. These include its implicit focus on nondollar-earning companies, companies with strong domestic or regional franchises, and entrepreneurial companies in under-explored industries. We expect to follow this strategy for the foreseeable future, as the earnings prospects for these companies remain very reasonable, although short-term valuations have become somewhat less attractive. As we’ve highlighted before, one of the main risks to our current positioning is an environment where the dollar strengthens significantly versus Asian currencies. A stronger dollar could exacerbate the rising interest rate environment in Asia and lead to a sharper slowdown in Asian economies than we currently expect. A stronger dollar or further hikes in U.S. interest rates could also undermine the short-term capital flows that have played a major part in driving up Asian asset prices. However, should this short-term money exit equity markets quickly, it would likely create some disturbances in stock prices and give us some opportunities to buy great companies at great values.

We highlighted these risks in previous letters and are preparing for the potential of a difficult and volatile period by increasing the percentage of companies that have highly predictable earnings. We intend to continue to increase our defensive holdings because that’s where we are currently finding the best values. In addition, as we have highlighted above, we are keen to encourage managements of companies we own to increase the real cash return to shareholders in the form of dividend payments, and we intend to add more companies that fit this profile.

In a more benign environment—where raw materials prices come off the boil, interest rate rises slow rapid growth to a more sustainable pace, and where there are no major changes in global capital flows—we would expect Asian markets to perform relatively well. As suggested in earlier missives, it is also possible that Asian central banks might choose to allow their undervalued currencies to float more freely, removing some of that undervaluation. This could result in currency gains for the fund, though we expect the gains would be quite mild in the short term.

Our challenge is to dig deeper into our potential investment universe to find reasonably valued, well-managed growth companies. As always, we will continue to work diligently on your behalf.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 20, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia Ex-Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

MSCI All Country Far East Ex-Japan Index: An index of tradable issues from nine emerging and developed East Asian countries, quoted in U.S. dollars.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

Samsung Electronics, South Korea	6.0%
Hyundai Motor, South Korea	1.9
Kotak Mahindra Finance, India	1.7
HDFC Bank, India	1.6
Hutchison Whampoa, Hong Kong	1.5
Swire Pacific, Hong Kong	1.3
Ascendas, Singapore	1.3
Kookmin Bank, South Korea	1.3
LG Electronics, South Korea	1.3
Esprit Holdings, Hong Kong	1.2
Kumgang Korea Chemical, South Korea	1.2
Cheung Kong Holdings, Hong Kong	1.2
Quanta Computer, Taiwan	1.2
Bombay Dyeing, India	1.1
Chinatrust Financial, Taiwan	1.1
Indian Hotels, India	1.1
Malayan Banking Berhad, Malaysia	1.1
E.Sun Financial Holding, Taiwan	1.1
Shinsegae, South Korea	1.1
UTI Bank, India	1.0
Zee Telefilms, India	1.0
Li & Fung, Hong Kong	1.0
S-Oil, South Korea	1.0
Amorepacific, South Korea	1.0
New World Development, Hong Kong	1.0
Total	35.3%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securi-
ties lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
New Asia Fund	20.14%	2.34%	3.54%
MSCI All Country Far East Ex-Japan Index	15.93	1.60	0.25
MSCI All Country Asia Ex-Japan Index	15.75	1.80	0.70
Lipper Pacific Ex-Japan Funds Average	16.67	3.67	3.89
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW ASIA FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,159.10	$5.73
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.54	5.31

*Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.07%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 3/31/05	1 Year	5 Years	10 Years
New Asia Fund	13.90%	-0.76%	3.52%
MSCI All Country Far East Ex-Japan Index	10.27	0.08	0.26
MSCI All Country Asia Ex-Japan Index	10.85	0.12	0.69
Lipper Pacific Ex-Japan Funds Average	11.66	1.67	4.20

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held for three months or less. If it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$8.82	$8.14	$5.68	$5.11	$7.12	$7.20

Investment activities
Net investment
income (loss)	0.06	0.10	0.06	0.03	0.03	0.04
Net realized and
unrealized gain (loss)	1.34	0.65	2.44	0.54	(2.04)	(0.08)∞

Total from
investment activities	1.40	0.75	2.50	0.57	(2.01)	(0.04)

Distributions
Net investment income	–	(0.06)	(0.04)	–	–	(0.04)
Net realized gain	(0.05)	(0.01)	–	–	–	–

Total distributions	(0.05)	(0.07)	(0.04)	–	–	(0.04)

NET ASSET VALUE
End of period	$10.17	$8.82	$8.14	$5.68	$5.11	$7.12

Ratios/Supplemental Data
Total return^	15.91%	9.28%	44.30%	11.15%	(28.23)%	(0.68)%
Ratio of total expenses to
average net assets	1.07%†	1.09%	1.17%	1.17%	1.22%	1.08%
Ratio of net investment
income (loss) to average
net assets	1.18%†	1.12%	1.06%	0.53%	0.49%	0.41%
Portfolio turnover rate	50.0%†	72.3%	71.7%	72.0%	49.0%	52.2%
Net assets, end of period
(in millions)	$1,059	$877	$826	$562	$527	$875

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
** Per share amounts calculated using average shares outstanding method.
∞ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange
Commission for a share outstanding throughout the period. This amount is inconsistent with the fund’s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	Shares	Value
(Cost and value in $ 000s)
CHINA 6.1%
Common Stocks 6.1%
China Netcom (HKD) *	3,082,000	4,161
China Resources Enterprise (HKD)	3,574,000	5,061
China Telecom 144A (HKD) *	11,854,000	4,036
China Unicom (HKD)	6,240,000	5,051
CNOOC (HKD)	7,650,000	4,121
Comba Telecom Systems (HKD)	5,302,000	2,310
CSMS Technologies (HKD)	56,065,000	3,305
Gome Electrical Appliances (HKD)	6,863,000	6,717
Luen Thai Holdings (HKD) *	7,519,000	2,835
Panva Gas Holdings (HKD) *	11,626,000	4,777
Shanghai Forte Land Company (HKD) §	18,566,000	4,895
Silver Grant (HKD)	8,652,000	4,235
tom.com (HKD) *§	26,182,000	4,883
YGM Trading (HKD)	2,106,000	3,523
ZTE (HKD)	1,788,800	5,146
Total China (Cost $65,538)		65,056

HONG KONG 14.5%
Common Stocks 14.5%
Cheung Kong Holdings	1,320,000	12,486
China Insurance International	14,526,000	5,479
Chinese Estates Holdings *§	4,822,000	4,291
Cross Harbour Holding	5,000,000	4,626
Dah Sing Financial Group	3,090,880	5,446
Esprit Holdings	1,760,001	13,176
Giordano International	11,972,000	8,326
Grande Holdings	7,394,000	6,947
Great Eagle Holdings §	1,485,000	3,370
Hutchison Whampoa	1,824,000	16,360
Kingboard Chemical Holdings	1,355,000	4,028
Li & Fung	5,646,000	10,847
Lifestyle §	3,921,000	6,157
Moulin International Holdings §	6,276,000	2,923
New World Development	9,632,199	10,440
Oriental Press Group	4,272,000	1,305
Shun Tak Holdings §	7,752,000	7,613
Swire Pacific, Series A	1,655,000	13,908
Television Broadcasts	1,229,000	6,186
Titan Holdings	40,260,000	4,049
Varitronix §	5,642,000	5,076
Total Hong Kong (Cost $123,438)		153,039

INDIA 20.2%
Common Stocks 20.2%
Arvind Mills *	3,740,300	10,081
Balaji Telefilms	2,480,923	5,748
Ballarpur Industries	2,609,338	6,180
Bharti Tele-Ventures *	1,512,000	7,175
Bombay Dyeing	1,604,100	12,066
CESC *	2,247,700	9,384
Colgate-Palmolive (India)	1,987,468	9,211
Financial Technologies (Bonus shares)	1,239,400	6,921
Glaxo SmithKline	996,008	7,778
Gujarat Mineral Development	510,797	3,709
HDFC Bank	1,342,872	16,441
Himatsingka Seide	96,190	888
I-Flex Solutions	556,870	7,717
Indian Hotels	773,890	11,732
Kotak Mahindra Finance	2,667,334	18,407
LIC Housing Finance *	1,161,044	6,647
Mahindra Gesco Developers *	1,270,100	3,709
National Thermal Power	2,861,000	5,413
Petronet LNG *	9,004,800	8,142
Power Trading	3,619,900	3,508
Tata Tea	673,800	7,945
Television Eighteen India †	1,096,750	6,212
Television Eighteen India, Warrants, 5/5/06 * †	82,371	123
Television Eighteen India, Warrants, 11/5/07 * †	82,371	24
UTI Bank	1,896,000	10,048
UTI Bank GDR (USD) *	194,700	974
Videsh Sanchar Nigam ADR (USD) §	869,300	8,128
Welspun India *	1,889,154	4,995
Welspun-Gujarat Stahl *	3,269,031	3,911
Zee Telefilms	3,617,971	10,854
Total India (Cost $125,626)		214,071

INDONESIA 0.7%
Common Stocks 0.7%
Indosat	15,489,500	7,006
Total Indonesia (Cost $6,585)		7,006

MALAYSIA 7.6%
Common Stocks 7.6%
Astro All Asia (Ordinary shares) *	6,371,200	8,736
Bursa Malaysia *	8,699,700	8,745
CIMB Berhad	7,064,800	9,229
Hong Leong Bank	3,987,900	5,360
Hwang-DBS (Malaysia)	6,000,000	2,177
IJM	3,603,600	4,533
KLCC Property Holding	10,495,300	5,609
Malayan Banking Berhad	3,701,400	11,338
Pos Malaysia & Services Holdings	5,791,600	4,333
Redtone	8,390,700	5,439
Symphony House	23,762,500	3,384
Symphony House, Warrants, 4/28/09 *	1,399,080	55
Tenaga Nasional	2,305,000	6,436
Transmile Group	2,181,700	5,436
Total Malaysia (Cost $75,212)		80,810

SINGAPORE 8.1%
Common Stocks 8.1%
Ascendas, REIT	11,320,300	13,733
Capitamall Trust, REIT	6,726,500	8,984
GES International	10,700,000	4,467
Goodpack	6,792,000	5,574
Goodpack, Warrants, 4/13/07 *	849,000	169
Olam International *	13,040,000	6,169
Raffles Holdings *	12,900,000	5,484
Singapore Exchange	4,298,000	4,899
Singapore Land	1,571,000	5,689
Singapore Post	5,383,000	2,836
Singapore Technologies	3,311,000	5,034
Singapore Telecommunications	3,314,000	5,198
Starhub *	5,519,000	4,463
Venture	902,000	7,705
Yellow Pages *	4,723,000	4,858
Total Singapore (Cost $74,837)		85,262

SOUTH KOREA 23.5%
Common Stocks 20.4%
Amorepacific §	43,020	10,660
Cheil Communications	33,000	5,434
CJ Internet *	260,141	2,358
Daewoo Shipbuilding & Marine Engineering	239,370	4,352
Hanaro Telecom *	1,250,886	3,217
Handsome	284,580	3,233
Hyundai Department Store §	109,200	4,821
Hyundai Fire Marin	1,019,300	4,750
Hyundai GDR 144A (USD)	120,500	3,203
Hyundai Heavy Industries §	113,800	5,824
Hyundai Motor §	26,580	1,450
Kookmin Bank §	250,446	10,623
Kookmin Bank ADR (USD)	68,800	2,941
Kumgang Korea Chemical	75,570	12,723
Kumho Tire GDR 144A (USD) *	217,200	1,499
LG Ad	231,730	4,546
LG Electronics §	152,080	10,218
LG International	455,760	5,477
Lotte Chilsung Beverage	10,310	10,160
NCsoft *	101,290	7,847
S-Oil §	155,160	10,798
Samsung Electronics §	107,692	49,409
Shinhan Financial §	330,700	8,579
Shinsegae	34,730	11,121
SK Corporation §	144,380	8,086
Woori Finance Holdings	1,103,140	10,127
You Eal Electronic	142,200	3,309
		216,765
Preferred Stocks 3.1%
Hyundai Motor §	439,610	15,312
LG Electronics	79,790	3,035
Samsung Electronics	47,260	14,269
		32,616
Total South Korea (Cost $166,607)		249,381

TAIWAN 11.5%
Common Stocks 11.5%
Advantech	3,292,567	7,698
Basso Industry	2,269,300	5,631
Cathay Financial Holdings	4,183,000	7,607
Chinatrust Financial Holding	10,403,635	11,959
E.Sun Financial Holding	13,748,000	11,256
Far Eastern Department Stores	5,674,000	2,707
Far Eastern Textile	11,376,129	7,768
Far Eastone Telecomm *	1,819,303	2,231
Formosa Petrochemical *	2,122,000	4,430
Foxconn Technology *	1,777,000	5,089
MediaTek	574,000	4,390
Polaris Securities	6,755,000	2,986
Quanta Computer	7,263,330	12,186
Taishin Financial Holdings	11,556,078	10,405
Taiwan Semiconductor	3,938,188	6,582
Test Rite	11,878,736	7,996
Via Technologies *	7,168,871	3,694
Yuanta Core Pacific	5,169,408	3,698
Zyxel Communications	1,449,000	3,362
Total Taiwan (Cost $111,859)		121,675

THAILAND 4.0%
Common Stocks 4.0%
Bangkok Bank NVDR, GDR	2,838,800	7,124
C.P. 7-Eleven *	6,958,800	5,248
Kasikornbank NVDR, GDR §	5,362,400	7,272
Land & Houses NVDR §	24,220,900	4,345
Major Cineplex Group NVDR, GDR	9,473,100	2,666
PTT Exploration & Production	293,500	2,589
Ratchaburi Electricity Generating Holding	4,186,300	4,112
Siam Commercial Bank §	2,907,200	3,482
Siam Commercial Bank NVDR, GDR	1,035,000	1,233
True Corp., Rights *	1,597,894	0
United Broadcasting *	345,700	196
United Broadcasting NVDR *	7,120,600	3,791
Total Thailand (Cost $36,624)		42,058

SHORT-TERM INVESTMENTS 2.8%
Money Market Funds 2.8%
T. Rowe Price Reserve Investment Fund, 2.93% #†	29,514,262	29,514
Total Short-Term Investments (Cost $29,514)		29,514

SECURITIES LENDING COLLATERAL 2.7%
Money Market Pooled Account 2.7%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 2.902% #	28,786,306	28,786
Total Securities Lending Collateral (Cost $28,786)		28,786

Total Investments in Securities
101.7% of Net Assets (Cost $844,626)	$1,076,658

(1)	Denominated in currency of country of
incorporation unless otherwise noted
++	At April 30, 2005, a substantial number of
the fund's international securities were
valued by the T. Rowe Price Valuation
Committee, established by the fund's
Board of Directors. See Note 1
#	Seven-day yield
*	Non-income producing
§	All or a portion of this security is on loan at
April 30, 2005 – See Note 2
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers—total value of such securities at
period-end amounts to $8,738 and repre-
sents 0.8% of net assets
ADR	American Depository Receipts
GDR	Global Depository Receipts
HKD	Hong Kong dollar
NVDR	Non Voting Depository Receipt
REIT	Real Estate Investment Trust
USD	U.S. dollar

†Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment	Value
Affiliate	Cost	Cost	Income	4/30/05	10/31/04

Television Eighteen
India	$ -	$ -	$ 24	$ 6,212	$ 3,789

Television Eighteen
India, Warrants
11/5/07	-	-	-	24	71

Television Eighteen
India, Warrants 5/5/06	-	-	-	123	71

T. Rowe Price Reserve
Investment Fund,
2.93%	**	**	278	29,514	7,989
Totals			$ 302	$ 35,873	$ 11,920

** Purchase and sale information not shown for cash management funds.

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $32,539)	$35,873
Non-affiliated companies (cost $812,087)	1,040,785

Total investments in securities	1,076,658
Cash	50
Dividends receivable	2,653
Receivable for investment securities sold	1,421
Receivable for shares sold	627
Other assets	12,932

Total assets	1,094,341

Liabilities
Investment management fees payable	712
Payable for investment securities purchased	2,675
Payable for shares redeemed	406
Obligation to return securities lending collateral	28,786
Due to affiliates	118
Other liabilities	2,695

Total liabilities	35,392

NET ASSETS	$1,058,949

Net Assets Consist of:
Undistributed net investment income (loss)	$5,938
Undistributed net realized gain (loss)	(10,580)
Net unrealized gain (loss)	232,001
Paid-in-capital applicable to 104,166,722 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	831,590

NET ASSETS	$1,058,949

NET ASSET VALUE PER SHARE	$10.17

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $1,383)	$10,965
Securities lending	318
Interest	4

Total income	11,287

Expenses
Investment management	4,068
Shareholder servicing	929
Custody and accounting	210
Prospectus and shareholder reports	77
Legal and audit	23
Registration	13
Proxy and annual meeting	9
Directors	4
Miscellaneous	39

Total expenses	5,372

Net investment income (loss)	5,915

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities (including foreign tax refund of $9)	48,402
Foreign currency transactions	314

Net realized gain (loss)	48,716

Change in net unrealized gain (loss)
Securities	83,038
Other assets and liabilities
denominated in foreign currencies	(132)

Change in net unrealized gain (loss)	82,906

Net realized and unrealized gain (loss)	131,622

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$137,537

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,915	$9,951
Net realized gain (loss)	48,716	164,282
Change in net unrealized gain (loss)	82,906	(103,347)

Increase (decrease) in net assets from operations	137,537	70,886

Distributions to shareholders
Net investment income	–	(6,157)
Net realized gain	(4,969)	(1,026)

Decrease in net assets from distributions	(4,969)	(7,183)

Capital share transactions *
Shares sold	130,438	249,372
Distributions reinvested	4,775	6,820
Shares redeemed	(85,650)	(269,309)
Redemption fee received	95	9

Increase (decrease) in net assets from capital
share transactions	49,658	(13,108)

Net Assets
Increase (decrease) during period	182,226	50,595
Beginning of period	876,723	826,128

End of period	$1,058,949	$876,723

(Including undistributed net investment income
of $5,938 at 4/30/05 and $23 at 10/31/04)

*Share information
Shares sold	12,880	28,965
Distributions reinvested	504	835
Shares redeemed	(8,621)	(31,922)

Increase (decrease) in shares outstanding	4,763	(2,122)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date.

Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2005, approximately 96% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $67,333,000; aggregate collateral consisted of $28,786,000 in money market pooled account and U.S. government securities valued at $44,486,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $269,556,000 and $243,441,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $52,539,000 of unused capital loss carryforwards, of which $11,737,000 expire in fiscal 2009 and $40,802,000 expire in fiscal 2010.

At April 30, 2005, the cost of investments for federal income tax purposes was $844,626,000. Net unrealized gain aggregated $232,001,000 at period-end, of which $268,020,000 related to appreciated investments and $36,019,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At April 30, 2005, the fund had a capital gain tax refund receivable of $251,000, no deferred tax liability, and $1,972,000 of capital loss carryforwards that expire in 2011 and $54,000 that expire in 2014.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $44,000 for Price Associates, $597,000 for T. Rowe Price Services, Inc., and $57,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2005, the fund was allocated $6,000 of Spectrum Funds’ expenses, of which $3,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2005, approximately 0.3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median of certain groups of comparable funds but below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005